Exhibit 10.27

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 18

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 30 th day of March, 2011, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H :

WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft); and

WHEREAS, Customer desires to re-schedule the delivery of one (1) Aircraft (Rescheduled Aircraft) as follows;

Serial Number	Current Delivery Month per SA # 12	Revised Delivery Month
[*]	[*]	[*]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

S18-1

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 18.

2.	Remove and replace, in its entirety, Table 1-D to the Purchase Agreement with the revised Table 1-D attached hereto to reflect changes relating to the Rescheduled Aircraft.

3.

As a result of accelerating the Rescheduled Aircraft, advance payments in the amount of [ * ] U.S. dollars ([ * ]) will be due within two (2) business days after Customer’s acceptance of this Supplemental Agreement No. 18.

4.	Customer and Boeing hereby acknowledge and confirm that Letter Agreement 6-1162-RRO-1144R4 is hereby cancelled and replaced in its entirety with Letter Agreement 6-1162-RRO-1144R5.

5.	Boeing’s offer to re-schedule the Rescheduled Aircraft will expire on March 31, 2011.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM
Its:	Attorney-In-Fact	Its:	VP, Aircraft Acquisitions & SAO

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

S18-2

TABLE OF CONTENTS

SA
NUMBER

ARTICLES

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table	15

1B Block B Aircraft Information Table	4

1C Block C Aircraft Information Table	13

1C1 Block C Aircraft Information Table (MSN [ * ])	11

1C2 Block C Aircraft Information Table	16

1D Block D Aircraft Information Table	18

EXHIBIT

A. Aircraft Configuration	4

A1. Aircraft Configuration (Block B Aircraft)	4

A2. Aircraft Configuration (Block C Aircraft except MSN [ * ])	11

A3. Aircraft Configuration (Block C Aircraft w/ MSN [ * ])	11

A4. Aircraft Configuration (Block D Aircraft)	12

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	1	SA 18

BOEING PROPRIETARY

		SA
		NUMBER

LETTER AGREEMENT

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[*]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[*]

6-1162-RRO-1062	Option Aircraft	4

	Attachment	16

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

FED-PA—LA-1000790R2	Special Matters for Block C Aircraft 16

FED-PA—LA-1001683R1	Special Matters for Block D Aircraft 16

6-1162-RRO-1144R 5	[*]	18

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	2	SA 18

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 2011

Supplemental Agreement No. 18	March 30, 2011

P.A. No. 3157	3	SA 18

BOEING PROPRIETARY

The Boeing Company P. O. Box 3707 Seattle, WA 98124-2207

March 25, 2011

6-1162-RRO-1144 R5

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director — Aircraft Acquisitions & Sales

Subject:	[*]

Reference:	Supplemental Agreement No. 8, Nos. 13 through No. 16 and No. 18 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

Dear Mr. Burkhart:

In consideration of the strong business relationship between Boeing and Customer and Customer executing Supplemental Agreements No. 8, Nos. 13 through No. 16 and No. 18, Boeing has agreed to [*].

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157, 6-1162-RRO-1144R5 [*]	SA 18 Page 1

BOEING PROPRIETARY

Further Customer agrees and acknowledges that Attachment A can not be revised/modified in any way unless specifically agreed to in writing by Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 30th, 2011

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM
Its	VP, Aircraft Acquisitions & SAO

Attachment

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

P.A. No. 3157- 6-1162-RRO-1144R5 [*]	SA 18 Page 2

BOEING PROPRIETARY